Subclassifications of assets, liabilities and equities (Policies)	12 Months Ended
Dec. 31, 2025
Subclassifications of assets, liabilities and equities [abstract]
Description of accounting policy for measuring inventories
These are evaluated and presented at the lower of average acquisition cost and net realizable value, whichever is lower. These include resale materials such as cellphones, SIM cards, accessories, consumption materials and maintenance. Net realizable value is the estimated selling price in the ordinary course of business, less estimated costs to sell.
Estimated impairment losses are set up for materials and devices considered obsolete or whose carrying amounts are in excess of those usually sold within a reasonable period. Additions and reversals of estimated impairment losses and inventory obsolescence are included in cost of goods sold (Note 26.).